SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 30, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 2006, providing for the issuance of the First Horizon Alternative
Mortgage Securities Trust 2006-FA3, Mortgage Pass-Through Certificates, Series 2006-FA3).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-132046	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-132046) filed with the Securities and Exchange Commission (the “Commission”) on April 20, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $5,737,198,489 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on May 25, 2006, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2006-FA3 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of May 30, 2006 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold two pools of conventional, fixed rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On May 30, 2006, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of May 1, 2006 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $658,037,528.21 have been sold by the Registrant to (i) Greenwich Capital Markets, Inc. (“Greenwich”) pursuant to an Underwriting Agreement dated as of March 27, 2006 (the “Greenwich Underwriting Agreement”), as supplemented by a Terms Agreement dated as of May 25, 2006 (the “Greenwich Terms Agreement”), each by and among Greenwich, the Registrant and FHHLC and (ii) Countrywide Securities Corporation (“Countrywide”) pursuant to an Underwriting Agreement dated as of May 25, 2006 (the “Countrywide Underwriting Agreement”), as supplemented by a Terms Agreement dated as of May 25, 2006 (the “Countrywide Terms Agreement”), each by and among Countrywide, the Registrant and FHHLC. The Greenwich Underwriting Agreement was previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1. The Greenwich Terms Agreement, the Countrywide Underwriting Agreement and the Countrywide Terms Agreement are filed herewith as Exhibits 1.2, 1.3 and 1.4, respectively.

The Registrant is also filing this Current Report on Form 8-K to report certain rate cap transactions between Bear Stearns Financial Products Inc. (“BSFP”) and The Bank of New York, as Trustee, relating to the Class A-4 Certificates. The rate caps are described in Cap Confirmation A-4 (Corridor), dated May 30, 2006 and filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description

	1.1*	Underwriting Agreement dated March 27, 2006, by and among Greenwich, the Registration and FHHLC

	1.2	Terms Agreement dated May 25, 2006 to Underwriting Agreement dated March 27, 2006, by and among Greenwich, the Registration and FHHLC

	1.3	Underwriting Agreement dated May 25, 2006, by and among Countrywide, the Registration and FHHLC

	1.4	Terms Agreement dated May 25, 2006 to Underwriting Agreement dated May 25, 2006, by and among Countrywide, the Registration and FHHLC

	4.1	Pooling and Servicing Agreement dated as of May 1, 2006, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of May 30, 2006, by and between FHHLC, as Seller, and FHASI, as Purchaser

	99.1	Cap Confirmation A-4 (Corridor), dated May 30, 2006, between BSFP and The Bank of New York, as Trustee

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

June 5, 2006	By:	/s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*	Underwriting Agreement dated March 27, 2006, by and among Greenwich, the Registration and FHHLC

1.2	Terms Agreement dated May 25, 2006 to Underwriting Agreement dated March 27, 2006, by and among Greenwich, the Registration and FHHLC

1.3	Underwriting Agreement dated May 25, 2006, by and among Countrywide, the Registration and FHHLC

1.4	Terms Agreement dated May 25, 2006 to Underwriting Agreement dated May 25, 2006, by and among Countrywide, the Registration and FHHLC

4.1	Pooling and Servicing Agreement dated as of May 1, 2006, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of May 1, 2006, by and between FHHLC, as Seller, and FHASI, as Purchaser

99.1	Cap Confirmation A-4 (Corridor), dated May 30, 2006, between BSFP and The Bank of New York, as Trustee